UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2011

iPass Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50327	93-1214598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California	94065
(Address of principal executive offices)	(Zip Code)

(650) 232-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 13, 2011, iPass Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report the voting results of the Annual Meeting of Stockholders held on June 7, 2011, including, among other matters, a stockholder advisory vote on the frequency of the stockholders’ advisory vote on compensation of the Company’s named executive officers. The sole purpose of this Current Report on Form 8-K/A is to disclose, in Item 5.07 thereof, the Company’s decision regarding how frequently it will hold an advisory vote on compensation of the Company’s named executive officers, which is included at the end of Item 5.07 below. No other changes have been made to the Original Report.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on June 7, 2011 (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2011.

•

Each of the five directors proposed by the Company for re-election was elected by the following votes to serve until the Company’s 2012 Annual Meeting of Stockholders or until their respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
John D. Beletic	25,107,567	3,570,771
Peter C. Clapman	27,146,936	1,531,402
Gary A. Griffiths	27,183,659	1,494,679

Evan L. Kaplan	28,425,188	253,150
Samuel L. Schwerin	28,404,218	274,120

There were 18,377,568 broker non-votes for this proposal.

•

The Company’s stockholders ratified the selection of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2011. The tabulation of votes on this matter was as follows: shares voted for: 46,475,152; shares voted against: 561,441; shares abstaining: 19,313; and broker non-votes: 0.

•

The Company’s stockholders also approved, on an advisory basis, the compensation of the Company’s named executive officers. The tabulation of votes on this matter was as follows: shares voted for: 26,374,706; shares voted against: 1,690,439; shares abstaining: 613,193; and broker non-votes: 18,377,568.

•

The Company’s stockholders also indicated, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers to be one year. The tabulation of votes on this matter was as follows: shares voted for one year: 27,081,017; shares voted for two years: 519,046; shares voted for three years: 567,766; shares abstaining: 510,509; and broker non-votes: 18,377,568.

•

The Company’s stockholders also approved amendments to the Company’s Amended and Restated Certificate of Incorporation to authorize the Board of Directors to effect a potential 1-for-5, 1-for-6, 1-for-8, 1-for-10 or 1-for-12 reverse stock split, if and when determined by the Board of Directors. The tabulation of votes on this matter was as follows: shares voted for: 41,739,974; shares voted against: 5,001,787; shares abstaining: 314,145; and broker non-votes: 0.

On July 26, 2011, the Board of Directors of the Company determined, in light of and consistent with the vote of the Company’s stockholders as to the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, to include a stockholder advisory vote on the compensation of the Company’s named executive officers in its annual meeting proxy materials each year until the next advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.

By:	/s/ Steven H. Gatoff
	Name:	Steven H. Gatoff
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: August 1, 2011